Exhibit (q)(1)
POWER OF ATTORNEY
KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Patrick J. Keniston and Brittany Fahrenkrog his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to the First Focus Funds, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Michael A. Summers	Director	November 28, 2007

Michael A. Summers

POWER OF ATTORNEY
KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Julie Den Herder, Patrick J. Keniston and Brittany Fahrenkrog his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to the First Focus Funds, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Robert A. Reed	Director	July 20, 2007

Robert A. Reed

POWER OF ATTORNEY
KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Julie Den Herder, Patrick J. Keniston and Brittany Fahrenkrog his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to the First Focus Funds, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Gary D. Parker	Director	July 20, 2007

Gary D. Parker